THORNBURG LIMITED TERM MUNICIPAL FUND-
CALIFORNIA PORTFOLIO CLASS SHARES

FUND FACTS

                                    Thornburg                  Thornburg
                              Limited Term Municipal     Limited Term Municipal
                                  Fund-California            Fund-California
                                     A Shares                   C Shares
SEC Yield                              3.86%                      3.54%
Taxable Equiv. Yields                  7.05%                      6.46%
NAV                                   $12.74                     $12.75
Max. Offering Price                   $13.07                     $12.75

TOTAL RETURNS
(Annual Average - After Subtracting Maximum Sales Charge)


1 Year Ending                        1.68%                        3.89%
5 Years Ending                       5.01%                          NA
Since Inception                      5.89%                        4.87%
Inception Date                     (2/19/87)                    (9/1/94)

(a) Taxable equivalent yields assume a 39.6% marginal federal tax rate, and an 9.30% state of California marginal tax rate. Portions of the income of the municipal funds may be subject to the alternative minimum tax. (b) The data quoted represents past performance, and the investment return and principal value of an investment in the fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. (c) The total return data reflects the deduction of the maximum sales charge of the Class A Shares of 2.50%.

What Double Tax - Free Income Means to You:

FIND YOUR TAXABLE INCOME                Combined                To Equal a California
  AND READ ACROSS                        Income                   Tax-Free Yield Of*
                                          Tax     3.75%   4.00%   4.25%   4.50%   4.75%   5.00%

$24,000 - 25,484    $40,100 - 50,968     32.32%   5.54%   5.91%   6.28%   6.65%   7.02%   7.39%
$25,484 - 32,207    $50,968 - 64,414     33.76%   5.66%   6.04%   6.42%   6.79%   7.17%   7.55%
$32,207 - 58,150    $64,414 - 96,900     34.70%   5.74%   6.13%   6.51%   6.89%   7.27%   7.66%
$58,150 - 121,300   $96,900 - 147,700    37.42%   5.99%   6.39%   6.79%   7.19%   7.59%   7.99%
$121,300 -263,750   $147,700 - 263,750   41.95%   6.46%   6.89%   7.32%   7.75%   8.18%   8.61%
$263,750 - and up** $263,750 - and up**  45.22%   6.85%   7.30%   7.76%   8.21%   8.67%   9.13%


 *The yields listed are for illustration only and not necessarily representative of any class of shares of the Limited Term Municipal Fund - California Portfolio.
**1996 maximum Federal tax bracket of 39.6%. Maximum California tax bracket of 9.30%. Taxable equivalent yields do not take the federal alternative minimum tax, to which investors may or may not be subject, into account.

Dear Shareholder:

After rising to their highest levels in several years in 1994, interest rates fell steadily during 1995. During 1996, interest rates in the U.S. increased again, although interest rates in most of the world fell sharply. The net asset value of Thornburg Limited Term Municipal Fund California Portfolio A shares decreased 9 cents per share to $12.74 during 1996. If you were with us for the entire period, you received dividends of 57.7 cents per share. If you reinvested your dividends, you received 58.8 cents per share.
Investors who owned C Shares received dividends of 52.6 and 53.6 cents per share, respectively.

Strong forces are acting in opposite ways on U.S. interest rates at this time. The U.S. economy is generally firm and the economies of many developing countries are growing as well. Americans have been net sellers of individual municipal and U.S. government bonds, preferring instead to pour money into stocks, money market funds and, recently, emerging market debt funds. By themselves, these forces should put upward pressure on our interest rates. However, most other developed countries have sluggish economies, much lower interest rates than ours, and currencies that have been depreciating relative to the U.S. dollar. As a result, foreign money has been pouring into the U.S. bond market, lifting bond prices and lowering yields from the levels that would otherwise exist. In the last 2 years, foreign purchases of U.S. Treasury bonds have accounted for more than 100% of the net issuance of Treasury bonds, up from an average of approximately 20% between 1980-1994. The graph below illustrates this trend, which does not appear to be subsiding.




















Your Limited Term Municipal Fund California Portfolio currently holds approximately 130 obligations from California municipal borrowers. Approximately 87% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the next 10 years. Today, your fund's weighted average maturity is approximately 3.8 years, and we always keep it below 5 years. Percentages of the portfolio maturing within each of the next 10 years are summarized as follows.



       % of portfolio maturing within         Cumulative % maturing by end of
                         1 year = 13%                     year 1 = 13%
                   1 to 2 years = 13%                     year 2 = 26%
                   2 to 3 years = 12%                     year 3 = 38%
                   3 to 4 years = 19%                     year 4 = 57%
                    4 to 5 years = 8%                     year 5 = 65%
                   5 to 6 years = 15%                     year 6 = 80%
                    6 to 7 years = 7%                     year 7 = 87%
                    7 to 8 years = 6%                     year 8 = 93%
                    8 to 9 years = 5%                     year 9 = 98%
                   9 to 10 years = 1%                    year 10 = 99%

I believe that a laddered portfolio of municipal bonds such as yours can usually outperform a single municipal bond investment, and that it can offer the additional benefits of convenience, diversification and more favorable balance of price risk and reinvestment risk. It is not possible to measure every individual bond from every conceivable starting and ending date against your fund, however, it is possible to make some comparison. On January 1, 1992 a representative yield for a $1 million (or more) national market block of AA rated municipal bonds maturing January 1, 1997 was 4.90%, according to Delphis Hanover Corporation. (A California bond would typically have had a slightly lower yield due). Let's assume an investor purchased such a municipal bond at that time and held it to maturity. On January 1, 1997, this investor's average annual total return from that bond would have been 4.68%, assuming reinvestment of the 1992 to 1996 interest payments at prevailing money market rates. The average annual return would have been 4.90% if the investor was somehow able to reinvest the interest payments at 4.90%. Your average annual total return on a purchase of up to $50,000 of Thornburg Limited Term Municipal Fund California was 5.01% for the 5 year period ended January 1, 1997. Your fund return was higher if you made a larger quantity purchase. Of course, past performance is no guarantee of future results and returns may be higher or lower in the future.

Currently, Limited Term Municipal Fund California Portfolio is ranked 5 stars by Morningstar.* Over the eighty-one month time frame that it has been ranked by Morningstar, the fund has an average rating of 4.9 stars, making it the highest ranked California tax-free fund during that time period. I would like to attribute this to capable execution of a thoroughly sensible investment strategy over time. Thank you for investing in Thornburg Limited Term Municipal Fund-California Portfolio.


Sincerely,




Brian J. McMahon
Managing Director
[GRAPHIC OMITTED]

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio December 31, 1996
(unaudited)

ASSETS

Investments, at value (cost $96,725,034)           $98,959,644
Cash                                                    66,640
Receivable for fund shares sold                         58,216
Interest receivable                                  1,717,918
Prepaid expenses and other assets                       14,612

TOTAL ASSETS                                       100,817,030

LIABILITIES

Payable for securities purchased                     2,719,666
Dividends payable                                      124,784
Payable for fund shares redeemed                         5,000
Accounts payable and accrued expenses                   80,635
Accounts payable investment adviser (Note 3)            62,055
TOTAL LIABILITIES                                    2,992,140

NET ASSETS                                         $97,824,890

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($93,941,397 applicable to 7,371,948 shares of beneficial
 interest outstanding - Note 4)                         $12.74

Maximum sales charge, 2.50% of offering
price (2.57% of net asset value per share)                 .33

Maximum Offering Price Per Share                        $13.07

Class C Shares:
Net asset value and offering price per share*
($3,883,493 applicable to 304,492 shares of beneficial
 interest outstanding - Note 4)                         $12.75


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.





Thornburg Limited Term Municipal Fund, Inc. - California Portfolio Six Month Period Ended December 31, 1996
(unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized                  $2,701,410
     of $116,752)

EXPENSES
Investment advisory fees (Note 3)                             246,096
Administration Fees (Note 3)
    Class A Shares                                             59,576
    Class C Shares                                              1,948
Distribution and service fees  (Note 3):
    Class A Shares                                            119,153
    Class C Shares                                              9,738
Transfer agent fees                                            32,594
Custodian fees                                                 30,237
Professional fees                                              10,904
Accounting Fees                                                 5,262
Other expenses                                                  6,918

             TOTAL EXPENSES                                   522,426
Less:
  Expenses reimbursed by investment adviser (Note 3)         (24,009)


             NET EXPENSES                                     498,417

             NET INVESTMENT INCOME                          2,202,993


REALIZED AND UNREALIZED
GAIN ON INVESTMENTS - NOTE 5
Net realized loss on investments sold                         (5,802)
Increase in unrealized appreciation of investments            806,115
             NET REALIZED AND UNREALIZED
             GAIN ON INVESTMENTS                              800,313

             NET INCREASE IN NET ASSETS RESULTING
             FROM OPERATIONS                               $3,003,306

See notes to financial statements.


n o t e s  t o  f i n a n c i a l  s t a t e m e n t s

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio
(unaudited)

                                       Six Month Period       Year Ended
                                   Ended December 31, 1996  June 30, 1996
                                          ----------
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                       $2,202,993        $4,574,926
Net realized gain (loss) on investments sold    (5,802)           13,209
Increase in unrealized
 appreciation of investments                   806,115           196,447

NET INCREASE IN NET ASSETS
RESULTING FROM                               3,003,306         4,784,582

DIVIDENDS TO SHAREHOLDERS:
From net investment income
 Class A Shares                             (2,139,265)       (4,504,908)
 Class B Shares                                   --              (6,799)
 Class C Shares                                (63,728)          (63,219)

FUND SHARE TRANSACTIONS-- (Note 4)
 Class A Shares                             (1,212,493)       (4,674,335)
 Class B Shares                                    --           (594,362)
 Class C Shares                              1,414,069         1,661,567


NET INCREASE (DEACREASE) IN NET ASSETS       1,001,889        (3,397,474)

NET ASSETS:
Beginning of period                         96,823,001        100,220,475
End of period                              $97,824,890        $96,823,001

See notes to financial statements.


Thornburg Limited Term Municipal Fund, Inc. - California Portfolio

Note 1 - ORGANIZATION

Thornburg Limited Term Municipal Fund, Inc. (the "Fund") was incorporated in Maryland on February 14, 1984. The Fund was reorganized in 1986 as a series investment company with separate investment portfolios. The current portfolios are as follows: National Portfolio and California Portfolio (the "Portfolio"). The Fund is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to obtain as high a level of current income exempt from federal income tax as is consistent with preservation of capital. In addition, the California Portfolio will invest primarily in Municipal Obligations originating in California with the object of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund currently offers two classes of shares of beneficial interest in the portfolio, Class A and Class C shares. The Fund no longer offers Class B shares. Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption, and bore both a service fee and a distribution fee,
(iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, the Portfolio may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Portfolio are limited to distribution fees, administration fees and transfer agent expenses.


Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining the net asset value of the portfolio, the Fund utilizes an independent pricing service approved by the Board of Directors. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Portfolio are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required. Dividends paid by the Portfolio for the period ended December 31, 1996 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Portfolio engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the portfolio on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Portfolio of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Portfolio is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Portfolio at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the period ending December 31, 1996, these fees were payable at annual rates ranging from 1/2 of 1% to 9/40 of 1% of the average daily net assets of the Portfolio. Also, the Portfolio entered into an Administrative Service agreement with the Advisor, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Portfolio's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

In the event normal operating expenses of the Portfolio, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale, the Adviser will reimburse the Portfolio for such excess. No such reimbursement was required as a result of this limitation. For the period ended December 31, 1996, the Adviser voluntarily reimbursed certain operating expenses amounting to $24,009. These expenses may be repaid to the Adviser by the Portfolio, however such repayment will depend upon the overall level of Portfolio expenses for the entire fiscal year ending June 30, 1997.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Portfolio shares. For the period ended December 31, 1996, the Distributor earned commissions aggregating $12,142 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $875 from redemptions of Class C shares of the Portfolio.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Portfolio for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Portfolio's shares.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Portfolio's Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares of the Portfolio at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Portfolio under their respective service and distribution plans for the period ended December 31, 1996 are set forth in the statement of operations.

Certain officers and directors of the Fund are also officers and /or directors of the Adviser and the Distributor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio

Note 4 - SHARES OF BENEFICIAL INTEREST:

At December 31, 1996, there were 600,000,000 shares of the Fund (including 115,000,000 for the Portfolio) of $.001 par value common stock authorized and capital paid-in aggregated $96,513,092. Transactions in shares of beneficial interest were as follows:


                                  Six Month Period               Year Ended
                            Ended December 31, 1996             June 30, 1996
                              -----------------        -------------

Class A Shares               Shares     Amount            Shares       Amount
Shares sold                  485,676   $6,164,500       1,028,241   $13,063,252
Shares issued to shareholders
   in reinvestment of
   distributions             109,148    1,387,803         227,171     2,885,798
Shares repurchased          (690,039)  (8,764,796)     (1,626,759)  (20,623,385)

Net Decrease                 (95,215) ($1,212,493)       (371,347)  ($4,674,335)

Class B Shares
Shares sold                     --         --              17,477      $220,496
Shares issued to shareholders
   in reinvestment of
   distributions                --         --                 352         4,458
Shares repurchased              --         --             (64,623)     (819,316)

Net Increase                    --         --             (46,794)    ($594,362)

Class C Shares
Shares sold                  127,465  $1,619,512          164,199    $2,090,620
Shares issued to shareholders
   in reinvestment of
   distributions               3,554      45,258            4,010        50,090
Shares repurchased           (19,691)   (250,701)         (37,612)     (479,143)

Net Increase                 111,328  $1,414,069          130,597    $1,661,567








Note 5 - SECURITIES TRANSACTIONS

Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $11,396,746 and $8,788,820, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At December 31, 1996, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $2,428,858 and $194,248, respectively.

Accumulated net realized losses from security transactions included in net assets at December 31, 1996 aggregated $922,812.

For Federal income tax purposes, the Portfolio has realized capital loss carryforwards of $917,010 from prior fiscal years available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
June 30, 1997 - $45,141,  June 30, 1998 - $60,181, June 30, 1999 - $14,395, June
30, 2000 - $410, June 30, 2002 - $315,597, and June 30, 2003 -$481,286.


Thornburg Limited Term Municipal Fund, Inc. -  California Portfolio

Per share operating performance
(for a share outstanding
throughout the period)
                                Six Month Period
                               Ending December 31,         Year Ended June 30,
                                      1996      1996   1995   1994   1993   1992
                                  (unaudited)
Class of Shares:                       A          A      A      A      A      A

Net asset value, beginning of period $12.64  $12.61 $12.57 $12.85 $12.48 $12.24
Income from investment operations:
Net investment income                   .29     .58    .58    .58    .65    .72
Net realized and unrealized
    gain (loss) on investments          .10     .03    .04   (.28)   .37    .24
Total from investment operations        .39     .61    .62    .30   1.02    .96
Less dividends from
    Net investment income              (.29)   (.58)  (.58)  (.58)  (.65)  (.72)
Change in net asset value               .10     .03    .04   (.28)   .37    .24

Net asset value, end of period       $12.74  $12.64 $12.61 $12.57 $12.85 $12.48
Total return (a)                      3.09%   4.94%  5.12%  2.37%  8.36%  8.10%

Ratios/Supplemental Data Ratios to average net assets:
  Net investment income               4.49(b) 4.59%  4.69%  4.51%  5.07%   5.80%
  Expenses, after expense reductions  1.00(b) 1.00%  1.00%  1.00%  1.00%   1.00%
  Expenses, before expense reductions 1.03(b) 1.05%  1.04%  1.03%  1.06%   1.10%

Portfolio turnover rate                9.33% 22.68% 18.54% 15.26% 20.81%  30.56%
Net assets
    at end of period (000)      $93,941 $94,379 $98,841 $111,723 $81,874 $53,130

(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b) Annualized.




Thornburg Limited Term Municipal Fund, Inc. -  California Portfolio

Per share operating performance
(for a share outstanding
throughout the period)                                              Period from
                               Six Month Period    Year Ended  Sept. 1, 1994 (a)
                              Ending December 31,   June 30,         to June 30,
                                         1996          1996              1995
                                      (unaudited)
Class of Shares:                          C           B*     C        B      C

Net asset value, beginning of period   $12.65     $12.62  $12.62  $12.55 $12.55

Income from investment operations:
Net investment income                     .26        .13     .53     .43    .42
Net realized and unrealized
    gain on investments                   .10        .06     .03     .07    .07
Total from investment operations          .36        .19     .56     .50    .49
Less dividends from:
    Net investment income                (.26)      (.13)   (.53)   (.43)  (.42)
Change in net asset value                 .10        .06     .03     .07    .07

Net asset value, end of period         $12.75      $12.68  $12.65 $12.62 $12.62

Total return (b)                        2.88%      1.59%  4.46%    3.99%   3.98%

Ratios/Supplemental Data Ratios to average net assets:
   Net investment income               4.09%(c) 4.15%(c) 4.16% 4.10%(c) 4.07%(c)
   Expenses, after expense reductions 1.40%(c) 1.63%(c) 1.43% 1.60%(c) 1.63%(c) Expenses, before expense reductions 1.96%(c) 3.67%(c) 2.92% 4.51%(c) 3.21%(c)

Portfolio turnover rate                9.33%    22.68%  22.68%  18.54%  18.54%
Net assets
   at end of period (000)             $3,883     $0    $2,444    $590    $790
(a)  Commencement of sales of Class B and Class C shares.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year. The total return for Class B shares reflects a period of 90 days.
(c)  Annualized.
 * Period from July 1, 1995 to September 28, 1995, on which date all Class B shares were converted into Class A shares




Principal                                                                                                Credit Rating+
Amount      Issuer-Description                                                                            Moody's/S&P        Value


$  615,000  Alameda-Contra Costa Transit District Refunding Certificate of Participation
            Series 1989, 7.20% due 8/1/00                                                                      Baa/BBB-  $  658,511
   370,000  Albany Public Facilities Financing Authority Lease Revenue, 6.60% due 9/1/00
            (Library Community Center Project)                                                                  Baa1/NR     390,694
   165,000  Antioch Unified School District Certificate of Participation, 0% due 7/1/05 (Insured: FSA)          Aaa/AAA      95,844
 1,300,000  Berkeley Health Facility Revenue Refinancing Series A, 5.70% due 12/1/98
            (Alta Bates Medical Center Project)                                                                Baa/BBB+   1,305,044
   500,000  California Counties Lease Finance Authority Certificate of Participation, 7.30% due 10/1/98            A/NR     504,370
   835,000  California Educational Facilities Authority Revenue, 5.60% due 10/1/00 (U.S.C. Project)              Aa3/AA     859,875
 1,805,000  California Educational Facilities Authority Revenue, 5.60% due 10/1/02 (U.S.C. Project)              Aa3/AA   1,868,446
   500,000  California Educational Facilities Authority Revenue Series 1993, 5.15% due 9/1/03
            (Santa Clara University Project)                                                                      A1/NR     514,910
   670,000  California HFA Revenue Series 1985-B, 9.875% due 2/1/17                                              Aa/AA-     699,862
    30,000  California HFA Single Family Mortgage Revenue Series 1982-A, 10.00% due 2/1/02
            (LOC: Citibank)                                                                                      Aa/AA-      30,012
   145,000  California HFA Revenue Series 1990-A, 0% due 8/1/01                                                  Aa/AA-     105,269
   500,000  California HFA, 7.80% due 7/1/06 (Episcopal Homes Project; Insured: Cal. Mortgage)                     NR/A     514,040
 1,000,000  California HFA Secured Revenue Series 1991, 6.65% due 9/1/01
            (Good Samaritan Hospital Project)                                                                    Baa/A-   1,065,310
   505,000  California HFA Financing Authority, 5.25% due 8/1/00
            (Marin General Hospital Project; Insured: FSA)                                                      Aaa/AAA     521,771
   760,000  California Public Capital Improvement Finance Auth. Rev. Series 1988-E, 8.25% due 3/1/98             Baa/NR     790,028
 1,000,000  California State General Obligation, 6.50% due 10/1/99                                                A1/A+   1,060,930
   200,570  California State Veterans General Obligation Bonds Amortizing Coupon M-COATES,
            7.30% due 10/1/01                                                                                 *Aaa/AAA*     215,898
 1,000,000  California Veterans Affairs Home Purchase Revenue Series A, 7.40% due 8/1/97                          Aa/A+   1,017,440
   250,000  California Veterans Affairs Home Purchase Revenue Series A, 7.50% due 8/1/98                          Aa/A+     261,597
 1,390,000  California Veterans Affairs Home Purchase Revenue Series A, 6.55% due 8/1/01                          Aa/A+   1,454,913
   850,000  California State University Revenue, 6.40% due 11/1/02, crossover refunded 11/1/00 @ 102              A1/A-     924,639
   730,000  California Statewide Community Development Authority Insured Health
            (Eskaton Properties Incorporated Phase II Project)                                                     NR/A     761,653
 1,000,000  California Statewide Community Development Authority Certificate of Participation, 2.56%
            (inverse floater) due 1/1/00 (Motion Picture and Television Fund Project; Insured: AMBAC)           Aaa/AAA     944,070
 1,000,000  California Statewide Community Development Authority Certificate of Participation, 2.85%
            (inverse floater) due 1/1/01 (Motion Picture and Television Fund Project; Insured: AMBAC)           Aaa/AAA     928,150
 1,000,000  California Statewide Community Development Authority Insured Health Facilities Revenue
            Series 1996-A, 6.00% due 9/1/04 (San Gabriel Medical Center Project; Insured: Cal Health)              NR/A   1,048,040
   130,000  Cerritos-Compton Glendale College District General Obligation
            Certificate of Participation, 8.00% due 2/1/98                                                        NR/NR     134,935
 1,905,000  Chula Vista Variable Rate Multifamily Housing Refunding Revenue Series 1985,
            5.75% due 11/1/07, put 11/1/97 (Eucalyptus Grove Project; Continental Casualty Surety Bond)           NR/A+   1,909,420
   250,000  Clovis & Fresno Unified School District Certificate of Participation Series A, 6.70% due 5/1/97        NR/A     252,237
   700,000  Coachella Valley Water District # 71 Certificate of Participation, 5.75% due 10/1/00
            (Storm Water District Project)                                                                         A/NR     727,874
   660,000  Cupertino Public Facilities Corporation Certificate of Participation Series 1992-B, 5.60%
            due 7/1/00                                                                                            A1/A+     682,407
    60,000  El Paso de Robles Newark Water District Certificate of Participation
            Association of Bay Area Governments Finance Corporation, 7.40% due 6/1/98                             NR/NR      61,414
   350,000  Foothill-De Anza Community College District Certificate of Participation, 7.35% due 3/1/07            NR/A-     388,455
   600,000  Fresno Multifamily Housing Revenue Refunding, 5.10% due 10/1/05, put 4/1/99
            (Maple Leaf Project; Insured: Continental Insurance)                                                  NR/A-     598,062
   560,000  Fruitvale School District Certificate of Participation, 7.60% due 6/1/99                             Baa/NR     597,162
 2,000,000  Glendale Hospital Revenue Refunding Series 1994, 7.625% due 1/1/05
            (Verdugo Hills Project; LOC: Industrial Indemnity)                                                    NR/A+   2,189,500
   200,000  Hayward Unified School District Certificate of Participation, 7.60% due 10/1/00                      Baa/NR     208,476
   200,000  Hermosa Beach Lynwood and Vernon Certificate of Participation,
            7.10% due 9/1/99, partially pre-refunded                                                             NR/BBB     207,042
 2,895,000  Huntington Beach City School District 1995 Capital Certfificates, 6.25% due 4/1/97                    NR/NR   2,913,962
   605,000  Inglewood Certificate of Participation, 6.70% due 8/1/00 (Civic Center Improvement Project)           A/BBB     640,683
   635,000  Inglewood Certificate of Participation, 6.80% due 8/1/01 (Civic Center Improvement Project)           A/BBB     679,926
   690,000  Inglewood Certificate of Participation, 6.90% due 8/1/02 (Civic Center Improvement Project)           A/BBB     731,103
   200,000  Irvine Ranch Improvement Board, 5.00% due 9/2/15, put 1/2/97 (daily demand notes)
            (LOC: National Westminister)                                                                         Aa2/AA     200,000
   300,000  Irvine Ranch Water District. 5.00% due 8/1/16, put 1/2/97 (daily demand notes)
            (LOC: National Westminster)                                                                        VMIG1/A1     300,000
   360,000  Irvine Ranch Water District Joint Powers Agency Revenue, 7.00% due 2/15/98                            NR/A+     372,254
   480,000  Lake Elsinore Public Financing Authority Tax Allocation Revenue Series 1992-C,
            6.15% due 2/1/01 (Insured: FGIC)                                                                    Aaa/AAA     510,691
 2,000,000  Lancaster Redevelopment Agency Lease Revenue Series 1995, 4.90% due 12/1/00
            (Public Improvement Project; LOC: Sumitomo - Dai Ichi Kangyo)                                          NR/A   1,983,500
 1,500,000  Los Angeles Equipment Acquisition Program L Certificate of Participation, 5.80% due 12/1/98            A/A+   1,537,020
 1,000,000  Los Angeles Municipal Improvement Corporation Lease Revenue, 5.00% due 2/1/00                          A/A+   1,006,870
 1,500,000  Los Angeles Unified School District Certificate of Participation, 6.30% due 6/1/02                     A/A-   1,601,790
 1,000,000  Los Angeles County Certificate of Participation Mobile Digital Comm., 7.70% due 7/15/01           Baa1/BBB+   1,021,580
   245,000  Los Angeles County Certificate of Participation, 0% due 10/1/02                                    Baa1/BBB     174,396
   700,000  Los Angeles County Certificate of Participation, 0% due 4/1/03                                     Baa1/BBB     479,381
   350,000  Los Angeles County Housing Authority Multifamily Housing Revenue, 7.625% due 12/1/29,
            mandatory put 12/1/99 (Monrovia Project A; Insured: Continental Casualty)                             NR/A-     353,829
 1,000,000  Los Angeles County Transit Finance Corporation Certificate of Participation
            Series 1992-B, 5.70% due 7/1/99                                                                       A1/NR   1,027,130
   250,000  Lynwood Unified School District Certificate of Participation, 7.20% due 11/1/98
            (Capital Improvement Project)                                                                        Baa/NR     259,912
 2,000,000  MSR Public Power Agency Series 1987-C, 6.70% due 7/1/02 (San Juan Project)                              A/A   2,044,300
   375,000  Marysville Hospital Revenue, 6.00% due 1/1/04 (Fremont-Rideout Health Group
            Project; Insured: AMBAC)                                                                            Aaa/AAA     401,947
   200,000  Midpeninsula Regional Open Space District Certificate of Participation, 7.20%
            due 9/1/00, refunded 9/1/99                                                                          *Aaa/A     219,170
   360,000  Midpeninsula Regional Open Space District Certificate of Participation, 4.75% due 9/1/99               NR/A     364,291
   460,000  Midpeninsula Regional Open Space District Certificate of Participation, 4.80% due 9/1/00               NR/A     464,899
 1,230,000  Morgan Hill Unified School District Certificate of Participation Series 1993, 4.70% due 8/1/98        A1/NR   1,241,722
 1,000,000  Morgan Hill Unified School District Certificate of Participation Series 1993, 4.80% due 8/1/99        A1/NR   1,012,550
   835,000  Morgan Hill Unified School District Certificate of Participation Series 1993, 5.00% due 8/1/00        A1/NR     848,644
   660,000  Mountain View Shoreline Reg. Park Community Tax Allocation Series 1993-A, 4.70% due 8/1/99              A/A     666,851
   810,000  National City Community Development Commission Tax Allocation Series
            1992-A, 5.70% due 8/1/99 (Downtown Redevelopment Project; Insured: AMBAC)                           Aaa/AAA     842,035
   500,000  National City Community Development Commission Tax Allocation Series
            1992-A, 5.90% due 8/1/00 (Downtown Redevelopment Project; Insured: AMBAC)                           Aaa/AAA     527,305
   330,000  New Haven Unified School District Certificate of Participation, 7.30% due 12/1/01                     NR/A-     349,473
   355,000  New Haven Unified School District Certificate of Participation, 7.30% due 12/1/02                     NR/A-     374,880
   380,000  New Haven Unified School District Certificate of Participation, 7.40% due 12/1/03                     NR/A-     400,999
   410,000  New Haven Unified School District Certificate of Participation, 7.40% due 12/1/04                     NR/A-     431,890
   930,000  Ontario Individual Development Revenue Series 1990-A, 7.75% due 9/1/20,
            put 8/31/00 (Great Western Foam Project; LOC: Wells Fargo Bank)                                        NR/A     941,216
 1,000,000  Orange Multifamily Housing Revenue, 5.60% due 10/1/27
            (Villa Santiago Rehab Project; Insured: FNMA)                                                        NR/AAA   1,016,870
 1,100,000  Orange County Refunding Recovery, 5.10% due 6/1/02 (Insured: MBIA)                                  Aaa/AAA   1,130,360
 1,000,000  Orange County Refunding Recovery, 5.20% due 6/1/03 (Insured: MBIA)                                  Aaa/AAA   1,034,150
 2,000,000  Orange County Refunding Recovery, 6.50% due 6/1/04 (Insured: MBIA)                                  Aaa/AAA   2,224,460
 2,000,000  Orange County Refunding Recovery, 6.50% due 6/1/05 (Insured: MBIA)                                  Aaa/AAA   2,234,520
   900,000  Orange County Local Transportation Authority Sales Tax Rev., 5.50% due 2/15/01
            (Measure M Sales Tax Project)                                                                         Aa/AA     934,155
 1,550,000  Orange County Local Transportation Authority Sales Tax Rev., 5.70% due 2/15/03
            (Measure M Sales Tax Project)                                                                         Aa/AA   1,636,350
 1,050,000  Orange County Local Transportation Authority Sales Tax Rev., 5.75% due 2/15/04
            (Measure M Sales Tax Project)                                                                         Aa/AA   1,112,108
   510,000  Orange County Local Transportation Authority Sales Tax Rev., 6.00% due 2/15/06
            (Measure M Sales Tax Project)                                                                         Aa/AA     548,117
 1,000,000  Orange County Local Transportation Authority Sales Tax Revenue 2nd Series,
            2.60% (inverse floater) due 2/15/99 (Insured: FGIC)                                                 Aaa/AAA     970,350
 2,000,000  Orange County Recovery Certificate of Participation Series A, 5.50% due 7/1/02
            (Insured: MBIA)                                                                                     Aaa/AAA   2,090,440
   200,000  Orange County Sanitation District, 3.55% due 8/1/15, put 1/2/97 (daily demand notes)
            (LOC: National Westminster)                                                                       Aa2/VMIG1     200,000
 1,175,000  Oxnard Harbor District Refunding Revenue, 6.60% due 8/1/00 (Capital Guaranty)                       Aaa/AAA   1,235,172
   300,000  Oxnard IDA IDRB, 9.50% due 10/1/97 (Green Foods Project; LOC: Mitsubishi Bank Ltd.)                  Aa2/NR     302,946
   510,000  Paramount Unified School District Certificate of Patricipation, 0% due 9/1/14 (Insured: FSA)        Aaa/AAA     406,496
   100,000  Perris School District Certificate of Participation, 5.10% due 3/1/00 (Insured: FSA)                Aaa/AAA     102,518
   980,000  Redwood City Multifamily Housing Revenue Series 1985-B, 5.20% due 10/1/08, put 10/1/00
            (Redwood Shores Apartments Project; Insured: Continental Casualty)                                    NR/A+     979,922
   465,000  Riverside County Housing Authority Revenue Series A, 7.75% due 10/1/00                               Baa/NR     477,820
   295,000  Sacramento Financing Authority Series 1991, 6.30% due 11/1/02                                         A1/A+     318,237
   550,000  Sacramento Municipal Utility District Electric Refunding Revenue Series R, 6.60% due 2/1/97            A/A-     551,336
 1,000,000  Sacramento Regional Transportation Authority Certificate of Participation, 6.00% due 3/1/99           A1/NR   1,034,530
 1,000,000  Sacramento Regional Transportation Authority Certificate of Participation, 6.25% due 3/1/01           A1/NR   1,061,450
   940,000  Sacramento MFHR, 5.875% due 2/1/08, put 2/1/03 (Fairways I Apartments Project;
            Insured: FNMA)                                                                                       NR/AAA     954,918
   450,000  San Diego County Regional Trans. Community Sales Tax Rev. Series A,
            6.125% due 4/1/98 (Escrowed to Maturity)                                                            AAA/AA-     463,567
   255,000  San Francisco City & County Agency Redevelopment Agency Lease Revenue, 0% due 7/1/00                   A/A-     216,584
   225,000  San Francisco City & County Agency Refunding Series Sec 8, 6.125%
            due 7/1/02 (Insured: MBIA / FHA)                                                                    Aaa/AAA     225,405
   400,000  San Jacinto IDA IDRB Series 1990, 7.20% due 6/1/98 (Edelbrock Foundry
            Corporation Project; LOC: Bank of America)                                                           NR/AA-     417,948
 2,000,000  San Joaquin County Certificate of Participation, 5.25% due 9/1/98 (General Hospital Project)           A/A-   2,019,220
 1,440,000  San Joaquin County Certificate of Participation, 5.60% due 9/1/00 (General Hospital Project)           A/A-   1,465,128
   895,000  San Joaquin County Certificate of Participation, 5.90% due 9/1/03 (General Hospital Project)           A/A-     922,074
 1,310,000  San Marcos Public Facility Authority Capital Improvement Series 1991, 0% due 1/1/99, ETM             Aaa/NR   1,201,964
   410,000  San Marcos Public Facility Authority Capital Improvement Series 1991, 0% due 1/1/00, ETM             Aaa/NR     358,340
   440,000  Santa Ana Community Development Agency Series D, 6.50% due 12/15/14, pre-refunded
            12/15/00 @ 102                                                                                      Aaa/AAA     464,644
   500,000  Santa Ana Community Red. Agency Tax Allocation Series 1989-B, 7.10% due 9/1/98                       NR/BB+     513,550
   315,000  Santa Monica Community College District Certificate of Participation, 7.65% due 5/1/01,
            put 11/1/97 (Rancho Corrales Project)                                                                  NR/A     323,146
   810,000  Sonoma County Certificate of Participation Public Works Improvement Program,
            5.40% due 8/1/00 (Integrated Waste Project)                                                           NR/A+     837,095
   950,000  Sonoma County Certificate of Participation Public Works Improvement Program,
            5.80% due 8/1/03 (Integrated Waste Project)                                                           NR/A+     988,637
   150,000  South Coast Air Quality Management District Building Corporation
            Installment Sale Revenue, 9.75% due 8/1/98 (Escrowed to Maturity)                                   Aaa/AAA     163,606
 1,435,000  South Orange County Public Finance Authority Special Tax Revenue, 7.00% due 9/1/05
            (Insured: MBIA)                                                                                     Aaa/AAA   1,646,691
   700,000  Stanislaus Waste to Energy Finance Agency Solid Waste Facility Revenue Certificate,
            7.20% due 1/1/97, (Ogden Martin Systems Project)                                                    NR/BBB+     700,000
   250,000  Stanislaus Waste to Energy Finance Agency Solid Waste Facility Revenue Certificate,
            7.30% due 1/1/98, (Ogden Martin Systems Project)                                                    NR/BBB+     255,885
   340,000  Suisun City Redevelopment Agency 1990 Tax Allocation,
            7.20% due 10/1/01, pre-refunded 4/1/00                                                              *Aaa/A-     377,199
   500,000  Sulphur Springs Union School District General Obligation Series B, 5.70% due 3/1/01                    NR/A     523,500
   450,000  Sunline Transit Agency Certificate of Participation California Transit Finance Corporation
            Series A, 5.50% due 7/1/02                                                                             NR/A     466,168
   900,000  Sweetwater Union High School District Certificate of Participation, 6.40% due 11/1/01             Baa1/BBB+     949,680
   190,000  Temecula Community Services Certificate of Participation Series 1992,
            6.00% due 10/1/98 (Community Recreation Center Project)                                                NR/A     195,827
   200,000  Temecula Community Services Certificate of Participation Series 1992,
            6.00% due 10/1/99 (Community Recreation Center Project)                                                NR/A     208,398
   210,000  Temecula Community Services Certificate of Participation Series 1992,
            6.00% due 10/1/00 (Community Recreation Center Project)                                                NR/A     219,929
   255,000  Torrance Unified School District Certificate of Participation, 6.10% due 10/1/00                    Baa1/NR     259,883
   275,000  Trinity County Public Utilities District Certificate of Participation, 5.25% due 4/1/98             NR/BBB-     276,694
   290,000  Trinity County Public Utilities District Certificate of Participation, 5.50% due 4/1/99             NR/BBB-     292,474
   750,000  Turlock Irrigation District Certificate of Participation, 6.80% due 1/1/00
            (1991 Capital Improvements Project), pre-refunded 1/1/98 @ 102                                      Baa1/A-     788,370
   365,000  Turlock Irrigation District Certificate of Participation, 7.00% due 1/1/01
            (1991 Capital Improvements Project), pre-refunded 1/1/98 @ 102                                      Baa1/A-     384,382
   420,000  Turlock Irrigation District Certificate of Participation, 7.15% due 1/1/03
            (1991 Capital Improvements Project), pre-refunded 1/1/98 @ 102                                      Baa1/A-     442,919
 1,600,000  University of California Regents Certificate of Participation Series 1996,
            5.45% due 6/1/03 (Various Capital Projects; Insured: MBIA)                                         Aaa/AAA    1,673,040
   635,000  University of California Research Facilities Revenue, 11.00% due 9/1/98                               NR/A-     703,948
   870,000  University of California Research Facilities Revenue, 5.25% due 9/1/02                                NR/A-     887,261
   625,000  Vallejo Public Financing Authority Local Agency Revenue Series A, 5.00% due 9/2/98                    NR/A-     631,038
   495,000  Yorba Linda Public Financing Authority Certificate of Participation,
            7.00% due 11/1/00 (Recycling Equipment Project)                                                       A/NR      513,726


TOTAL INVESTMENTS                                                                                                        $98,959,644

* Indicates rating on other debt issued by the same issuer, rather than on the security held by the Fund. These securities are deemed by the Adviser to be comparable with those of issuers having debt ratings in the 4 highest grades by Moody's or S&P. +Credit ratings are unaudited.
See notes to financial statements.



                      Thornburg Limited Term Municipal Fund
                         California Portfolio-A Shares+
Outperformed Taxable and Tax - Free Money Market Funds

INVESTORS SOMETIMES ASK US TO COMPARE LIMITED TERM MUNICIPAL FUND TO MONEY MARKET FUND RETURNS. THESE INVESTMENTS HAVE CERTAIN DIFFERENCES, AND INVESTORS IN LIMITED TERM
MUNICIPAL FUND TOOK MORE RISK THAN MONEY MARKET FUND INVESTORS TO EARN THEIR HIGHER RETURNS

[GRAPHIC OMITTED]

                        Increase In a $100,000 Investment
                             1/1/92 through 12/31/96
(After Sales Charge and Fund Expenses)

                            Donoghue's Taxable Money
Market Fund Average

                            California Tax-Free Money
Market Fund Average

                           Limited Term Municipal Fund
California Portfolio-A Shares


+On September 1, 1994 Thornburg Limited Term Municipal Fund- California Portfolio began offering Class C Shares of the Fund. The chart above is for the Fund's Class A Shares only. Class C Shares have different sales charges and expenses. See the inside front cover page for the 30 day SEC yield and the total returns at the maximum offering prices for one year, five years, and since inception for each class of shares of the Fund.

Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30 day yield quotations for taxable and tax-exempt money funds as quoted in "Donoghue's Money Fund Report" for the months covered by this analysis. The increase for the Class A Shares of Limited Term Municipal Fund - California Portfolio is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $12.38 per share and the ending NAV at $12.74 per share. These investments returned the $100,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, of the federal alternative minimum tax. This analysis assumes the income from the taxable money fund was taxed at a 31% federal tax rate through 1992 and a 39.6% rate from 1993 to 1995. It also assumes that the income from the taxable money fund is taxed by the state of California at 11% from 1991 to 1995, and 9.3% in 1996. The portion of the increase of Limited Term Municipal Fund, California Portfolio representing appreciation of the share price is assumed to be taxed at a 28% federal tax rate and a11% California tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in these money fund averages.

Note 3: The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of LTCAX did vary from time to time, and will continue to vary in the future. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Due to the effect of sales commissions, the net asset value of the Limited Term Municipal Fund's Class A Shares is less than the offering price of the shares. Redemptions are made at the then current net asset value which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Limited Term Municipal Fund also declares dividends daily and pays them monthly.


                               INVESTMENT MANAGER
                       Thornburg Management Company, Inc.
                              119 East Marcy Street
                               Santa Fe, NM 87501
                                 (800) 847-0200



                              PRINCIPAL UNDERWRITER
                        Thornburg Securities Corporation
                              119 East Marcy Street
                               Santa Fe, NM 87501
                                 (800) 847-0200


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and are not indicative of future results.

                                    Thornburg
                                  Limited Term
                                Municipal Fund--
California Portfolio

                               Semi-Annual Report
December  31, 1996

[GRAPHIC OMITTED]